UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report):

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 19, 2004, Fannie Mae (formally, the Federal National Mortgage Association) issued its monthly financial summary release for the month of October 2004, along with a statement by Jayne Shontell, Fannie Mae’s Senior Vice President of Investor Relations, on the monthly summary data. The statement by Ms. Shontell, a copy of which is filed as Exhibit 99.2 to this report, is incorporated herein by reference.

     The information in this item and in Exhibit 99.2 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01. Regulation FD Disclosure.

     Fannie Mae’s monthly financial summary release for the month of October 2004, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

     The information in this item, including Exhibit 99.1 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Monthly summary release for October 2004 issued by Fannie Mae on November 19, 2004.

99.2	November 19, 2004 statement by Jayne Shontell on October 2004 monthly summary data.

     Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. Exhibit 99.2 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

	By	/s/ Leanne G. Spencer

Leanne G. Spencer
Senior Vice President and Controller
Date: November 19, 2004

EXHIBIT INDEX

The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Monthly summary release for October 2004 issued by Fannie Mae on November 19, 2004.

99.2	November 19, 2004 statement by Jayne Shontell on October 2004 monthly summary data.